Long-term Investments, Net	12 Months Ended
Dec. 31, 2014
LONG-TERM INVESTMENTS, NET [Abstract]
Long-term Investments, Net

12. LONG-TERM INVESTMENTS, NET

	As of December 31, (in thousands)
	2013	2014
Equity investments	$—	3,173
Investments in debt securities	—	1,965

Total	$—	$5,138

Equity investments

In 2012, the Group acquired 10% of the equity interests of Bridea Corporation for fixed cash consideration of $500,000. As the Group does not have significant influence over Bridea Corporation, the Group accounts for the equity investment using the cost method. The Group recorded a full impairment of its investment in Bridea for the year ended December 31, 2013.

In 2014, Changyou entered into investment agreements with seven mobile game development companies to acquire 10% to 30% of the equity interests in those companies, with aggregate initial consideration of $3.1 million. These investments were accounted under the equity method, since Changyou can exercise significant influence over the companies through rights to appoint one director to the board of each of the investee companies but does not own a majority of the equity interests in or control the companies. As of December 31, 2014, the carrying amount of these equity method investments was $2.9 million, reflecting the Company’s proportionate share of these companies’ equity, and the Company recognized $0.2 million in the consolidated statements of comprehensive income, reflecting the Company’s proportionate share of these companies’ net losses after the initial investments in 2014.

Investment in debt securities

Investment in debt securities represents the convertible bonds of a foreign game developer that the Group purchased on July 10, 2014. The cost of the investment was approximately $1.95 million.